UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   April 26, 2012

TRANSCEND SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-18217	33-0378756
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

One Glenlake Parkway, Suite 1325, Atlanta, GA 30328

(Address of principal executive offices, including zip code)

(678) 808-0600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As a result of the transactions described in Item 5.01 of this Current Report on Form 8-K, incorporated herein by reference, Transcend Services, Inc. (the “Company”) no longer fulfills the numerical listing requirements of the Nasdaq Global Market (“NASDAQ”). Accordingly, on April 26, 2012, at the Company’s request, NASDAQ filed with the Securities and Exchange Commission (the “SEC”) a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25, thereby effecting the delisting of the Company’s common stock, $0.05 par value per share (the “Shares”), from NASDAQ and the deregistration of such common stock under Section 12(b) of the Exchange Act.

Item 3.03 Material Modification to Rights of Security Holders.

As previously disclosed, on March 6, 2012, Nuance Communications, Inc., a Delaware corporation (“Parent”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Nuance, Townsend Merger Corporation, a Delaware corporation and a wholly owned subsidiary of Parent (“Purchaser”) and the Company. On March 20, 2012, pursuant to the Merger Agreement, Purchaser commenced a cash tender offer to purchase all of the outstanding Shares, at a price per Share of $29.50, net to the holders thereof in cash, without interest (the “Offer Price”), and less any required withholding taxes, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated March 20, 2012 and the related Letter of Transmittal (together with any amendments or supplements thereto, the “Offer”).

On April 26, 2012, Purchaser accepted for payment all Shares that were validly tendered during the Offer period, and payment for any such Shares will be made promptly, in accordance with the terms of the Offer. Computershare Trust Company, N.A., the depositary for the Offer, has advised Nuance and Purchaser that, as of the expiration of the Offer at 5:00 p.m., New York City time, on April 25, 2012, a total of 10,444,598 Shares were validly tendered to Purchaser (including 585,491 Shares that were tendered pursuant to guaranteed delivery procedures), representing approximately 95.58% of the Shares issued and outstanding as of April 25, 2012.

Pursuant to the terms of the Merger Agreement, on April 26, 2012, Parent effected a short-form merger of Purchaser with and into the Company, with the Company continuing as the surviving corporation and a wholly-owned subsidiary of Parent (the “Merger”). At the effective time of the Merger on April 26, 2012 (the “Effective Time”), each outstanding Share not tendered in the Offer (other than (a) Shares owned by Nuance, Purchaser or Transcend or any wholly owned subsidiary of Nuance, Purchaser or Transcend, and (b) Shares owned by stockholders who have properly and validly exercised their dissenters’ rights of appraisal in respect of such Shares pursuant to Delaware law) was converted into the right to receive an amount in cash equal to the Offer Price, less any required withholding taxes.

The foregoing description of the transactions consummated pursuant to the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.01 Changes in Control of Registrant.

The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

A description of the changes to the membership of the Company’s board of directors as a result of the Merger is set forth in Item 5.02 of this Current Report on Form 8-K and is incorporated herein by reference.

To the knowledge of the Company, except as set forth herein, there are no arrangements, including any pledge by any person of securities of the Company or Parent, the operation of which may at a subsequent date result in a further change in control of the Company.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 26, 2012 and in connection with the transactions contemplated by the Merger Agreement, at the Effective Time, each of Larry G. Gerdes, Joseph G. Bleser, Joseph P. Clayton, James D. Edwards, Walter S. Huff, Jr. and Charles E. Thoele resigned as directors of the Company, and Thomas L. Beaudoin and Todd DuChene, the directors of Purchaser immediately prior to the Effective Time, became the directors of the Company.

On April 26, 2012, and in connection with the transactions contemplated by the Merger Agreement, at the Effective Time, Mr. Gerdes resigned as Chief Executive Officer of the Company, Lance Cornell resigned as Chief Financial Officer, Chief Accounting Officer, Treasurer and Corporate Secretary of the Company, and Susan McGrogan resigned as President and Chief Operating Officer of the Company. At the Effective Time, Mr. Beaudoin and Mr. DuChene, officers of Purchaser immediately prior to the Effective Time, became the Company’s President and Treasurer, and Secretary, respectively.

Biographical and other information about Messrs. Beaudoin and DuChene is contained in the Section 14(f) Information Statement included as Exhibit (a)(9) to the Company’s Schedule 14D-9 filed with the SEC on March 20, 2012. There are no family relationships between Messrs. Beaudoin and DuChene and the Company’s directors or executive officers, and the Company has not entered into any transactions with Messrs. Beaudoin and DuChene that are reportable pursuant to Item 404(a) of Regulation S-K.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Merger, on April 26, 2012, at the Effective Time, the Company’s certificate of incorporation was amended and restated (the “Amended Charter”) in its entirety to conform substantially to Purchaser’s certificate of incorporation as in effect immediately prior to the Effective Time. Also in connection with the Merger, on April 26, 2012, at the Effective Time, the Company’s bylaws were amended and restated (the “Amended Bylaws”) in their entirety to conform substantially to Purchaser’s bylaws as in effect immediately prior to the Effective Time. The Amended Charter and the Amended Bylaws are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(d)	Exhibits

2.1	Agreement and Plan of Merger, dated as of March 6, 2012, among Nuance Communications, Inc., Townsend Merger Corporation and Transcend Services, Inc. (incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K filed with the Securities and Exchange Commission on March 7, 2012).

3.1	Second Amended and Restated Certificate of Incorporation of Transcend Services, Inc.

3.2	Second Amended and Restated Bylaws of Transcend Services, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Transcend Services, Inc.

Date: April 26, 2012	/s/ Lance Cornell
Lance Cornell
Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

2.1	Agreement and Plan of Merger, dated as of March 6, 2012, among Nuance Communications, Inc., Townsend Merger Corporation and Transcend Services, Inc. (incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K filed with the Securities and Exchange Commission on March 7, 2012).

3.1	Second Amended and Restated Certificate of Incorporation of Transcend Services, Inc.

3.2	Second Amended and Restated Bylaws of Transcend Services, Inc.